   As filed with the Securities and Exchange Commission on September 22, 1999


                                                      Registration No. 333-80137
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 6

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               YESMAIL.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            ------------------------

            DELAWARE                           7319                          36-4020286
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                        565 LAKEVIEW PARKWAY, SUITE 135
                          VERNON HILLS, ILLINOIS 60061
                                 (847) 918-9292
    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                DAVID M. TOLMIE
                            CHIEF EXECUTIVE OFFICER
                               YESMAIL.COM, INC.
                        565 LAKEVIEW PARKWAY, SUITE 135
                          VERNON HILLS, ILLINOIS 60061
                                 (847) 918-9292
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

             JEFFREY D. SAPER, ESQ.                         MICHAEL J. HALLORAN, ESQ.
           J. ROBERT SUFFOLETTA, ESQ.                         KAREN A. DEMPSEY, ESQ.
             H. JACK HELFAND, ESQ.                            WILLIAM A. HINES, ESQ.
        WILSON SONSINI GOODRICH & ROSATI                  PILLSBURY MADISON & SUTRO LLP
            PROFESSIONAL CORPORATION                          235 MONTGOMERY STREET
               650 PAGE MILL ROAD                            SAN FRANCISCO, CA 94104
        PALO ALTO, CALIFORNIA 94304-1050                          (415) 983-1000
                 (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after this Registration Statement is declared effective.

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

    If this Form is to register additional securities for an offering pursuant to rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

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

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Amendment on Form S-1 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized, in the City of Vernon Hills, Illinois, on September 22, 1999.


                                          yesmail.com, inc.

                                          By:      /s/ DAVID B. MENZEL
                                            ------------------------------------
                                                      David B. Menzel
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                  TITLE                    DATE
                      ---------                                  -----                    ----
                /s/ DAVID M. TOLMIE*                    Chief Executive Officer    September 22, 1999
-----------------------------------------------------         and Director
                   David M. Tolmie                        (Principal Executive
                                                                Officer)

                 /s/ DAVID B. MENZEL                    Chief Financial Officer    September 22, 1999
-----------------------------------------------------   (Principal Financial and
                   David B. Menzel                        Accounting Officer)

                /s/ KENNETH D. WRUK*                     Chairman of the Board     September 22, 1999
-----------------------------------------------------         of Directors
                   Kenneth D. Wruk

                  /s/ GIAN FULGONI*                             Director           September 22, 1999
-----------------------------------------------------
                    Gian Fulgoni

                 /s/ ALEXANDER HERN*                            Director           September 22, 1999
-----------------------------------------------------
                   Alexander Hern

               /s/ MICHAEL A. SANTER*                           Director           September 22, 1999
-----------------------------------------------------
                  Michael A. Santer

                 /s/ ROBERT W. SHAW*                            Director           September 22, 1999
-----------------------------------------------------
                   Robert W. Shaw

                /s/ JOHN VANDEGRIFT*                            Director           September 22, 1999
-----------------------------------------------------
                   John Vandegrift

              *By: /s/ DAVID B. MENZEL                                             September 22, 1999
  -------------------------------------------------
                   David B. Menzel
                  Attorney-in-fact


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